UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

               Date of Report:  July 22, 2002
      (Date of Earliest Event Reported:  July 22, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware                   1-14365         76-0568816
(State or other jurisdiction  (Commission    (I.R.S. Employer
 of incorporation or           File Number)   Identification No.)
 organization)

                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5.   Other Events
          ------------

    On July 22, 2002, we issued the press release filed herewith as Exhibit
99.1 announcing the completion of the removal of ratings triggers on our $1 billion Clydesdale minority interest financing transaction. The removal of the trigger in the Clydesdale financing is the final step in the elimination of all triggers contemplated in our balance sheet enhancement plan announced in December 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

       c)   Exhibits.

          Exhibit
          Number               Description
          -------              -----------

          99.1           Press Release dated July 22, 2002.

                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/ Jeffrey I. Beason
                                  ---------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                       and Controller
                                (Principal Accounting Officer)

Date:  July 22, 2002

                        EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------


99.1      Press Release dated July 22, 2002.